SSGA Active Trust

SPDR® SSGA Apollo IG Public & Private Credit ETF

(the “Fund”)

Supplement dated March 7, 2025 to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 26, 2025, as may be supplemented from time to time

Effective March 21, 2025 (the “Effective Date”), the Fund’s name will change. Accordingly, as of the Effective Date, all references to the name of the Fund in the Prospectus, Summary Prospectus and SAI are deleted and replaced as follows:

Current Name of Fund	New Name of Fund
SPDR SSGA Apollo IG Public & Private Credit ETF	SPDR SSGA IG Public & Private Credit ETF

There will be no changes to the Fund’s investment objective, principal investment strategy,

principal risks and/or portfolio management team due to the change described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

030725SUPP1